UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

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GRAYSON BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-30535 (Commission File Number)	54-1647596 (I.R.S. Employer Identification No.)

113 West Main Street Independence, Virginia (Address of principal executive offices)	24348 (Zip Code)

Registrant’s telephone number, including area code: (276) 773-2811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On November 17, 2006, the Audit Committee of the Board of Directors of Grayson Bankshares, Inc. (the “Company”) was notified by the Company’s independent accountants, Larrowe & Company, PLLC (“Larrowe”), that it had merged with the firm of Elliott Davis, LLC, effective on that date, and that it would no longer operate or provide audit services as a separate entity. At a meeting held on November 17, 2006, the Company’s Audit Committee approved the engagement of Elliott Davis, LLC, the successor firm in the merger, to serve as the Company’s independent accountants for the fiscal year ending December 31, 2006.

The Company engaged Larrowe as its independent accountants for the fiscal years ended December 31, 2005 and 2004. Larrowe’s reports on the Company’s consolidated financial statements for those two years did not contain any adverse opinion or disclaimer of opinion, nor were the opinions expressed in the reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the most recent two fiscal years and the interim period of the current fiscal year preceding the Audit Committee’s decision to engage Elliott Davis as the Company’s new independent accountants, there were no disagreements with Larrowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Larrowe, would have caused Larrowe to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2005 and 2004, and the subsequent interim periods through and including the date of Elliott Davis’ appointment as the Company’s independent accountants, the Company has not consulted with Elliott Davis on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any other matter or reportable event described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided Larrowe with a copy of the foregoing disclosures. A copy of a letter from Larrowe to the Securities and Exchange Commission, dated November 17, 2006, is attached as Exhibit 16 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16	Letter from Larrowe & Company, PLLC to the Securities and Exchange Commission dated November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYSON BANKSHARES, INC.

(Registrant)

Date: November 21, 2006	By: /s/ Blake M. Edwards
Blake M. Edwards
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Larrowe & Company, PLLC to the Securities and Exchange Commission dated November 17, 2006.